EXHIBIT 99.2

On March 31, 2017, Ashford Prime completed the acquisition of the Park Hyatt Beaver Creek (WTCC Beaver Creek Investors V, LLC) in Beaver Creek, Colorado. The fair value of the hotel property acquired at the time of the acquisition was approximately $145.5 million.The unaudited pro forma financial information has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisitions and related transactions occurred on the date indicated or what may result in the future.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2016
(in thousands, except share amounts)

	Ashford Prime Consolidated Historical (A)	WTCC Beaver Creek Investors V, LLC (B)	Adjustments		Ashford Prime Consolidated Pro Forma
Assets
Investment in hotel properties, gross	$1,258,412	$96,495	$145,500	(C) (i)	$1,403,912
			(96,495)	(C) (viii)
Accumulated depreciation	(243,880)	(17,378)	17,378	(C) (viii)	(243,880)
Investment in hotel properties, net	1,014,532	79,117	66,383		1,160,032
Cash and cash equivalents	126,790	4,430	(145,500)	(C) (i)	150,878
			(5,252)	(C) (ii)
			66,435	(C) (iii)
			(2,824)	(C) (ix)
			66,517	(D)
			40,282	(E)
Restricted cash	37,855	4,600	—		42,455
Accounts receivable, net of allowance	18,194	1,956	—		20,150
Inventories	1,479	431	—		1,910
Note receivable	8,098	—	—		8,098
Deferred costs, net	1,020	—	—		1,020
Prepaid expenses	3,669	659	—		4,328
Investment in Ashford Inc., at fair value	8,407	—	—		8,407
Derivative assets	1,149	—	—		1,149
Other assets	2,249	37	(8)	(C) (iv)	2,278
Intangible asset, net	22,846	—	—		22,846
Due from Ashford Trust OP, net	488	—	—		488
Due from AQUA U.S. Fund	2,289	—	—		2,289
Due from related party, net	377	—	—		377
Due from third-party hotel managers	7,555	3,716	—		11,271
Total assets	$1,256,997	$94,946	$86,033		$1,437,976
Liabilities and Equity
Liabilities:
Indebtedness	$764,616	$59,862	67,500	(C) (iii)	$831,051
			$(59,862)	(C) (v)
			(1,065)	(C) (iii)
Accounts payable and accrued expenses	44,791	10,569	—		55,360
Dividends payable	5,038	—	—		5,038
Due to Ashford Inc.	5,085	—	—		5,085
Due to affiliate	2,500	14	(14)	(C) (vi)	2,500
Due to third-party hotel managers	973	—	—		973
Intangible liability, net	3,625	—	—		3,625
Other liabilities	1,432	264	(264)	(C) (vii)	1,432
Total liabilities	828,060	70,709	6,295		905,064
5.50% Series B cumulative convertible preferred stock, $.01 par value, 2,890,850 shares issued and outstanding at December 31, 2016 and 4,965,850 shares issued and outstanding as adjusted	65,960	—	40,282	(E)	106,242
Redeemable noncontrolling interests in operating partnership	59,544	—	—		59,544
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 26,021,552 shares issued and outstanding at December 31, 2016 and 31,771,552,shares issued and outstanding as adjusted	260	—	58	(D)	318
Additional paid-in capital	401,790	23,234	(5,252)	(C) (ii)	468,249
			(8)	(C) (iv)
			59,862	(C) (v)
			14	(C) (vi)
			264	(C) (vii)
			66,459	(D)
			(78,114)	(C) (viii)
Retained earnings (accumulated deficit)	(93,254)	1,003	(2,824)	(C) (ix)	(96,078)
			(1,003)	(C) (viii)
Total stockholders’ equity of the Company	308,796	24,237	39,456		372,489
Noncontrolling interest in consolidated entities	(5,363)	—	—		(5,363)
Total equity	303,433	24,237	39,456		367,126
Total liabilities and equity	$1,256,997	$94,946	$86,033		$1,437,976
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A)
Represents the historical consolidated balance sheet of Ashford Prime as of December 31, 2016, as reported in its Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 28, 2017.

(B)	Represents the historical balance sheet of WTCC Beaver Creek Investors V, LLC as of December 31, 2016, as included in Exhibit 99.1 of this Current Report on Form 8-K/A.

(C)
Represents adjustments for Ashford Prime’s purchase of the Park Hyatt Beaver Creek as of December 31, 2016, which includes; (i) the cash consideration to be paid for the acquisition of Park Hyatt Beaver Creek; (ii) cash consideration paid for the net working capital acquired from the acquisition of the Park Hyatt Beaver Creek; (iii) the cash proceeds and deferred loan costs associated with the financing of a mortgage loan in connection with the acquisition of the Park Hyatt Beaver Creek; (iv) the removal of derivatives not acquired; (v) the removal of indebtedness not assumed; (vi) the removal of due to affiliates not assumed; (vii) the removal of other liabilities not assumed; (viii) the removal of the historical cost of the investment in hotel property of the Park Hyatt Beaver Creek; and (ix) direct and incremental transaction costs associated with the acquisition of Park Hyatt Beaver Creek.

(D)	Represents the sale of 5.8 million shares of Ashford Prime common stock in a public offering.

(E)	Represents the sale of 2.1 million shares of Ashford Prime Series B cumulative convertible preferred stock in a public offering.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2016
(in thousands, except share and per share amounts)

	Ashford Prime Consolidated Historical(A)	WTCC Beaver Creek Investors V, LLC (B)	Adjustments		Ashford Prime Consolidated Pro Forma
Revenue
Rooms	$287,844	$18,777	$—		$306,621
Food and beverage	95,618	11,622	—		107,240
Other	22,267	10,148	—		32,415
Total hotel revenue	405,729	40,547	—		446,276
Other	128	—	—		128
Total revenue	405,857	40,547	—		446,404
Expenses					—
Hotel operating expenses:					—
Rooms	65,541	3,880	—		69,421
Food and beverage	68,471	8,340	—		76,811
Other expenses	113,114	12,716	—		125,830
Management fees	15,456	3,124	—		18,580
Total hotel operating expenses	262,582	28,060	—		290,642
Property taxes, insurance and other	20,539	2,354	—		22,893
Depreciation and amortization	45,897	3,718	(627)	(C) (i)	48,988
Advisory services fee	14,955	—	—		14,955
Transaction costs	457	—	—		457
Corporate general and administrative	14,286	—	—		14,286
Total operating expenses	358,716	34,132	(627)		392,221
Operating income (loss)	47,141	6,415	627		54,183
Equity in earnings (loss) of unconsolidated entity	(2,587)	—	—		(2,587)
Interest income	167	—	—		167
Gain (loss) on sale of hotel property	26,359	—	—		26,359
Other income (expense)	(165)	—	—		(165)
Interest expense and amortization of premiums and loan costs	(40,881)	(2,579)	(138)	(C) (ii)	(43,598)
Write-off of loan costs and exit fees	(2,595)	—	—		(2,595)
Unrealized gain (loss) on investment in Ashford Inc.	(1,970)	—	—		(1,970)
Unrealized gain (loss) on derivatives	425	(7)	7	(C) (iii)	425
Income (loss) before income taxes	25,894	3,829	496		30,219
Income tax (expense) benefit	(1,574)	—	(440)	(C) (iv)	(2,014)
Net income (loss)	24,320	3,829	56		28,205
(Income) loss from consolidated entities attributable to noncontrolling interests	(3,105)	—	—		(3,105)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,899)	—	(267)	(C) (v)	(2,166)
Net income (loss) attributable to the Company	19,316	3,829	(211)		22,934
Preferred dividends	(3,860)	—	(2,853)	(D)	(6,713)
Net income (loss) available to common stockholders	$15,456	$3,829	$(3,064)		$16,221
Income (loss) per share – basic:
Net income (loss) attributable to common stockholders	$0.57				$0.49
Weighted average common shares outstanding—basic	26,648		5,750	(E)	32,398
Income (loss) per share – diluted:
Net income (loss) attributable to common stockholders	$0.55				$0.49
Weighted average common shares outstanding—diluted	31,195		5,750	(E)	36,945
Dividends declared per common share	$0.46				$0.46

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(A)
Represents the historical consolidated statement of operations of Ashford Prime for the year ended December 31, 2016, as reported in its Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 28, 2017.

(B)	Represents the historical consolidated statement of operations of WTCC Beaver Creek Investors V, LLC for the the year ended December 31, 2016, as reported in this Current Report on Form 8-K/A.

(C)
Represents adjustments for Ashford Prime’s purchase of the Park Hyatt Beaver Creek Resort & Spa for the year ended December 31, 2016; which include; (i) adjustment to depreciation expense based on Ashford Prime's new cost basis in the acquired hotel. The estimated useful lives are 7.5 to 39 years for building and improvements and 1.5 to 5 years for furniture, fixtures and equipment ; (ii) an adjustment to reflect the interest expense associated with the financing of a mortgage loan related to the acquisition of the Park Hyatt Beaver Creek; (iii) adjustment to unrealized loss on derivatives related to derivatives not acquired; (iv) adjustment to income tax expense to reflect total income tax expense as if the consolidated group filed with the Park Hyatt Beaver Creek for the year ended December 31, 2016; (v) adjustment to (income) loss attributable to redeemable noncontrolling interests in operating partnership for the incremental operating results of the Park Hyatt Beaver Creek based on ownership interests of 11.78% for the year ended December 31, 2016.

(D)	adjustment for preferred dividends on 2.1 million shares of our Series B cumulative convertible preferred stock for the year ended December 31, 2016.

(E)
adjustment to basic and diluted weighted average shares outstanding for the year ended December 31, 2016, for the issuance of 5.8 million shares of Ashford Prime common stock. Additionally, the assumed conversion of the 2.1 million shares of Ashford Prime Series B cumulative convertible preferred stock into 2.7 million shares of Ashford Prime common stock has been excluded from the pro forma diluted EPS calculation for the year ended December 31, 2016, as the impact would be anti-dilutive.